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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 8-K of our report dated June 9, 2000 included in Registration Statement on Form S-4 (File No. 333-39924). It should be noted that we have not audited any financial statements of Cybergold subsequent to December 31, 1999 or performed any audit procedures subsequent to the date of our report.


San Francisco,
August 17, 2000